Calvert First Government Money Market Fund

Semi-Annual Report
June 30, 1995

(Logo)
Investing with Vision (TM)
Calvert Group (R)
A member of The Acacia Group (R)

To Open an Account:
800-368-2748

Yields and Prices:
Calvert Information Network
24 hours, 7 days a week
800-368-2745

Service for Existing Account:
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired:
800-541-1524

Branch Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
Registered, Certified or Overnight Mail:
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Principal Underwriter:
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Semi-Annual Report-June 30, 1995 (Unaudited)
CALVERT FIRST GOVERNMENT MONEY MARKET FUND

Dear Investor:
     The stock and bond markets soared during the first six months of 1995, following a bleak 1994. Money market issues did not keep pace, as the economy slowed and the Federal Reserve was able to relax its grip on short-term market rates.
     Stocks and bonds advanced as investors realized that the slowing pace of economic growth made further interest rate hikes unlikely and a cut even possible. In general, U.S. companies continued to post strong earnings, which also worked to drive stock prices higher. Shortly after the close of this reporting period, the Federal Reserve moved to lower rates by reducing its target for the federal funds rate (the rate banks charge each other) from 6% to 5.75%.

Performance and Strategy Review
After rising sharply in 1994, short-term interest rates fell slightly during the period covered by this report. The Fund's 12-month annualized yield was a bit higher than its year-ago level, due to the higher rates available in the second half of 1994. The annualized compound dividend yield for the 12-months ended June 30, 1995 was in line with the yield available on an average of similar funds.
     Anticipating that the steep run-up in interest rates was nearing an end, we began to select longer-term money market issues to lock in their higher rates. The Fund's weighted average maturity increased from 38 days on December 31, 1994 to 43 days on June 30, 1995.

Outlook
     We believe the Fed will continue to have a neutral to easier policy bias in reaction to mixed economic data. Stock and bond markets will likely be volatile until a clearer picture of second and third quarter economic activity forms.
     While it's not likely that money market investors will see yields rise as steeply as they did in 1994, this Fund continues to provide a safe harbor for those investors concerned primarily with principal stability.

Sincerely,
(Signature)

David R. Rochat
Senior Vice President
July 19, 1995


Portfolio Statistics
Weighted Average Maturity

                               12/31/94        6/30/95
Calvert First Government
   Money Market Fund            38 Days        43 Days


                     Average Annual Total Returns
                       for periods ended 6/30/95

               One Year                      4.79%
               Five Year                     4.35%
               Ten Year                      5.69%
               Since Inception (12/76)       7.90%

Calvert First Government Money Market Fund
Change in value of a hypothetical $10,000 investment.

Chart 1: A line graph showing the rise of a $10,000 investment from 6/85 to $17,389 by 6/95.


Total returns assume reinvestment of dividends. Past performance is no guarantee of future results.

Calvert First Government Money Market Fund
Portfolio of Investments
June 30, 1995 (Unaudited)

VARIABLE RATE LOANS GUARANTEED BY AGENCIES OF THE U.S. GOVERNMENT(2.4%)

  CURRENT
  INTEREST   INTEREST RATE ADJUSTS                   PRINCIPAL
  RATE (1)   TO (2)(3)                   MATURITY       AMOUNT        VALUE

9.875%       Prime +0.875                6/25/1996 -   $53,392      $64,274
             6/25/1998

8.125%       Prime -0.875                2/25/2010      80,042       79,676

8.00%        Prime -1.00                 8/25/2012   2,842,980    2,807,905

8.125%       Prime -0.875                6/30/2008     211,596      211,643

7.875%       Prime -1.125                9/25/1998     281,637      282,769

7.25%        Prime -1.75                 10/20/2001    291,498      291,498

8.84375%     Prime -0.15625              3/30/1999      58,496       58,496
6.75%        Prime -2.25                 3/1/2007    1,650,894    1,617,012

  Total Variable Rate Loans Guaranteed by Agencies
  of the U.S. Government (Cost $5,413,273)                      $ 5,413,273

See notes to portfolio of investments.


Calvert First Government Money Market Fund
Portfolio of Investments (continued)
June 30, 1995 (Unaudited)

DEPOSITORY RECEIPTS FOR U.S. GOVERNMENT                                   PRINCIPAL
GUARANTEED LOANS (13.1%) (5)                                                 AMOUNT            VALUE

Colson Services Corporation, current interest rate 10.09375%
   adjusted quarterly to Prime + 1.09375%, 1/13/98-4/11/98                  $77,835          $78,237
Colson Services Corporation, current interest rate 9.09375%
   adjusted quarterly to Prime + .9375%, 1/17/10                            120,528          126,240
Colson Services Corporation, current interest rate 8.84375%
   adjusted quarterly to Prime - .15625%, 1/3/97-3/12/00                    394,441          396,108
Colson Services Corporation, current interest rate 8.09375%
   adjusted quarterly to Prime  - .90625%, 1/1/00-7/20/00                    49,792           49,843
Colson Services Corporation, current interest rate 7.4375%
adjusted quarterly to Prime - 1.5625%, 10/1/96-7/26/10                    1,719,394        1,721,392
Colson Services Corporation, current interest rate 7.59375%
   adjusted quarterly to Prime - 1.40625%, 9/22/98-4/26/09                1,486,344        1,492,449
Colson Services Corporation, current interest rate 7.34375%
   adjusted quarterly to Prime - 1.65625%, 4/21/98-5/18/02                  172,574          172,838
Colson Services Corporation, current interest rate 7.75%
   adjusted monthly to Prime - 1.25%, 8/1/10-2/11/11                      1,341,404        1,342,957
Colson Services Corporation, current interest rate 9.00%
   adjusted quarterly to Prime + .00%, 10/02/95                              11,473           11,585
Colson Services Corporation, current interest rate 8.75%
   adjusted monthly to Prime - .25%, 6/2/97-5/21/11                         381,116          396,389
Colson Services Corporation, current interest rate 9.25%
   adjusted quarterly to Prime + .25%, 9/15/99                               93,174           95,522
Colson Services Corporation, current interest rate 6.75%
   adjusted quarterly to Prime - 2.25%, 10/1/95                               5,179            5,179
Colson Services Corporation, current interest rate 7.875%
   adjusted quarterly to Prime - 1.125%, 1/29/01-9/9/06                     405,864          408,926
Colson Services Corporation, current interest rate 8.75%
   adjusted quarterly to Prime - .25%, 4/28/97-4/1/12                       385,449          395,934
Colson Services Corporation, current interest rate 7.75%
   adjusted monthly to Prime - 1.25%, 11/19/07-8/10/12                   12,239,738       12,269,729
Colson Services Corporation, current interest rate 8.00%
   adjusted monthly to Prime - 1.00%, 6/5/09-3/23/12                      2,765,575        2,805,438
Colson Services Corporation, current interest rate 9.00%
   adjusted quarterly to Prime + .00%, 3/6/96-2/4/12                        732,145          750,740
Colson Services Corporation, current interest rate 7.875%
   adjusted monthly to Prime - 1.125%, 3/12/05-5/29/12                    2,436,012        2,441,447
Colson Services Corporation, current interest rate 7.75%
   adjusted quarterly to Prime - 1.25%, 10/30/01-9/2/12                   5,397,405        5,410,263
Colson Services Corporation, current interest rate 9.5%
   adjusted monthly to Prime +.50%, 4/15/96                                      95              156

   Total Depository Receipts for U.S. Government
   Guaranteed Loans (Cost $30,371,372)                                                 $ 30,371,372

See notes to portfolio of investments.

Calvert First Government Money Market Fund
Portfolio of Investments (continued)
June 30, 1995 (Unaudited)

                                                                          PRINCIPAL
U.S. GOVERNMENT AGENCY OBLIGATIONS (59.8%)                                   AMOUNT            VALUE

Federal Farm Credit Bank, Discount Note, 7/5/95                       $  10,000,000     $  9,996,728
Federal Farm Credit Bank, Discount Note, 8/2/95                           9,835,000        9,786,972
Federal National Mortgage Association, Discount Note, 9/7/95             10,000,000        9,893,666
Federal Home Loan Bank, Discount Note, 10/6/95                            4,070,000        4,009,424
Federal Home Loan Mortgage Corporation, Discount Note, 7/10/95            9,240,000        9,229,148
Federal Home Loan Mortgage Corporation, Discount Note, 7/27/95           10,000,000        9,960,933
Federal Home Loan Mortgage Corporation, Discount Note, 9/8/95             6,500,000        6,430,078
Federal Home Loan Mortgage Corporation, Discount Note, 9/14/95            5,000,000        4,941,904
Federal Home Loan Mortgage Corporation, Discount Note, 9/25/95           10,000,000        9,866,066
Federal National Mortgage Association, Discount Note,  7/5/95            10,000,000        9,996,722
Federal National Mortgage Association, Discount Note,  8/8/95             9,500,000        9,444,710
Federal National Mortgage Association, Discount Note, 8/14/95             5,000,000        4,965,933
Federal Farm Credit Bank, Discount Note, 9/14/95                          5,000,000        4,949,163
Federal National Mortgage Association, Discount Note, 10/6/95            10,000,000        9,848,263
Federal National Mortgage Association, Discount Note, 11/7/95             3,080,000        3,018,283
Federal National Mortgage Association, Discount Note, 11/13/95            5,060,000        4,953,632
Federal National Mortgage Association, Discount Note, 12/12/95            7,000,000        6,822,024
Federal National Mortgage Association, Discount Note, 12/14/95            5,000,000        4,870,850
Federal National Mortgage Association, Discount Note, 12/18/95            5,000,000        4,868,866
Student Loan Marketing Association, Variable Rate, 2/14/97                  475,000          474,831

   Total U.S. Government Agency Obligations
   (Cost $138,328,196)                                                                   138,328,196

REPURCHASE AGREEMENTS, FOR DELIVERY AT COST,
COLLATERALIZED BY SECURITIES ISSUED OR
GUARANTEED BY THE U.S. GOVERNMENT (25.0%)

UBS Securities: 6.20%, dated 6/30/95, due 7/3/95
   ($5,769,000 FHLMC Bond, 7.50%, 11/1/23)                                5,000,000        5,000,000
Prudential Securities, Inc.: 6.08%, dated 6/30/95, due 7/5/95
   ($19,463,000 FNMA Bond, 7.50%, 3/1/24)                                17,800,000       17,800,000
Morgan Stanley & Co.: 5.93%, dated 6/5/95, due 7/7/95
   ($24,943,000 FNMA Bond, 8.0%, 5/1/07)                                 10,000,000       10,000,000
Morgan Stanley & Co.: 5.96%, dated 6/8/95, due 7/10/95
   $18,259,000 FNMA Bond, 6.0%, 6/1/08)                                  15,000,000       15,000,000
Smith Barney Shearson, Inc.: 5.96%, dated 5/25/95, due
   7/25/95 ($18,990,000 U.S. Treasury Strip 5/15/05)                     10,000,000       10,000,000

   Total Repurchase Agreements (Cost $57,800,000)                                         57,800,000

   TOTAL INVESTMENTS (100.3%) (6)
   (Cost $231,912,841) (4)                                                              $231,912,841


See notes to portfolio of investments.

Calvert First Government Money Market Fund
Portfolio of Investments (continued)
June 30, 1995 (Unaudited)

Notes to Portfolio of Investments:

(1) Represents rates in effect at June 30, 1995, after regularly scheduled adjustments on such date.

(2) Interest rates adjust monthly and quarterly, generally at the beginning of the month or calendar quarter, or semiannually. As of June 30, 1995, the prime interest rate was 9.00%.

(3) Interest on some securities is limited by applicable law or by the terms of the related agreements.

(4) Cost of investments is substantially the same for federal income tax purposes.

(5) During 1986, Colson Services Corporation purchased Fidata Trust Company of New York and was assigned the obligations of the Fund's depository receipt agreements and now acts as the custodial, collection, and transfer agent for certain of the Fund's U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans. For various reasons, including differences in the timing of principal and interest payments and in the current interest rates, the outstanding principal balances of the underlying variable rate loans may vary from those of the corresponding depository receipt. However, the agreement provides that in no case will this difference be greater than 3%.

(6) The percentages shown represent the percentage of the investments to net assets.

Calvert First Government Money Market Fund
Statement of Assets and Liabilities
June 30, 1995 (Unaudited)

Assets
Investments in securities,at value-see accompanying portfolio  $231,912,841
Cash                                                              2,508,986
Interest receivable                                               1,058,919
Receivable for shares sold                                          834,275
Other assets                                                         34,922
    Total assets                                                236,349,943

Liabilities
Payable to Calvert Asset Management Company, Inc. - Note B          125,784
Payable to Calvert Shareholder Services, Inc. - Note B               40,481
Payable for securities purchased                                  4,953,632
Payable for income distributions                                     26,365
Accrued expenses and other liabilities                               14,481
    Total liabilities                                             5,160,743
      Net assets                                               $231,189,200

Net Assets
Net assets consisting of:
Paid-in capital applicable to 231,620,401 outstanding
  shares of beneficial interest, no par value (unlimited
  number of shares authorized)                                  231,393,812
Accumulated net investment income - net of distributions             93,618
Accumulated realized gains/(losses) - net of distributions        (298,230)
      Net assets                                               $231,189,200

Net Asset Value
Net asset value, offering and redemption price per share
  ($231,189,200 divided by  231,620,401 shares)                      $ 1.00

See notes to financial statements.


Calvert First Government Money Market Fund
Statement of Operations
Six Months Ended June 30, 1995 (Unaudited)

Investment Income
  Interest income                                              $  7,031,195

Expenses - Note B
  Investment advisory fee                                           576,008
  Transfer, dividend disbursing and shareholder
    servicing agent's fee                                           241,862
  Federal and state registration fees                                19,598
  Postage and delivery                                               28,453
  Printing and stationery                                            49,015
  Trustees' fees and expenses                                         9,732
  Professional fees                                                  16,512
  Telephone                                                           3,992
  Dues and subscriptions                                              3,694
  Insurance                                                           3,400
  Miscellaneous                                                       3,687
      Total expenses                                                955,953
        Net Investment Income                                     6,075,242

Realized Gain (Loss) on Investments
Net realized gain (loss)                                             17,654

        Net Increase (Decrease) in Net Assets
        Resulting from Operations                              $  6,092,896


Calvert First Government Money Market Fund
Statements of Changes in Net Assets

                                                 Six Months
                                                    Ended       Year Ended
                                                June 30, 1995  December 31,
Increase (Decrease) in Net Assets                (Unaudited)       1994
Operations
  Net investment income                          $  6,075,242   $ 8,932,460
  Net realized gain (loss) on investments              17,654       224,143

      Net Increase (Decrease) in Net Assets
      Resulting from Operations                     6,092,896     9,156,603

Distributions to shareholders
  Net investment income                           (6,089,521)   (8,920,960)

Capital share transactions - Note C                 1,002,394  (33,311,908)
Total Increase (Decrease) in Net Assets             1,005,769  (33,076,265)

Net Assets
Beginning of period                               230,183,431   263,259,696
End of period (including accumulated net
  investment income  - net of distributions of
  $93,618 and $107,897 for 1995 and 1994,
  respectively.)                               $  231,189,200  $230,183,431

See notes to financial statements.

Notes To Financial Statements (Unaudited)

Note A-Summary of Significant Accounting Policies
General: Calvert First Government Money Market Fund (the "Series") is a series of First Variable Rate Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end investment company. The Fund operates as a series fund, issuing shares of beneficial interest in two portfolios. The Fund accounts separately for the assets, liabilities, and operations of each series. The Series' shares are sold to the public without a sales charge.

Portfolio Valuation: Investments in the Series are carried at amortized cost, which approximates market value. The Series may enter into repurchase agreements only with recognized financial institutions and in all instances holds underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay. When the Fund purchases securities under agreements to resell, the securities are held for safekeeping by the Fund's custodian as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counter party is required to place an equivalent amount of additional securities in safekeeping with the Fund's custodian. Repurchase agreements with maturities in excess of seven days may be terminated upon seven days notice.

Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Interest income, including, where applicable, amortization of premium and discount, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

Share Valuation, Dividends and Distributions to Shareholders: It is the Fund's policy to maintain a constant net asset value of $1.00 per share for the Series: the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies intended to enable it to do so. The Series declares dividends of its net investment income on a daily basis and distributes income monthly. Distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, and to make distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

The Fund has unused realized capital loss carryforwards for federal income tax purposes of $315,884 at June 30, 1995 which expire in 2001.

Note B-Investment Advisory and Other Transactions With Affiliates

The Fund's investment advisor is Calvert Asset Management Company, Inc. ("Advisor"), wholly-owned by Calvert Group, Ltd., which is an indirect wholly-owned subsidiary of Acacia Mutual Life Insurance Company. Under the Advisory Contract, the Advisor manages the investment and reinvestment of the Series' assets, subject to the direction and control of the Trustees, provides office space, investment research, and administrative services including the preparation of regulatory filings and shareholder reports,-
 the daily determination of net asset value per share and dividends of the Fund, and the maintenance of the portfolio and general accounting records of the Series, and pays for promotional expenses and the marketing of the Series' shares. All other operating expenses are paid by the Series. The Advisory Contract provides for the Series to pay to the Advisor a fee for all services computed at the annual rate of 0.50% of the Series' average daily net assets up to $500 million; 0.45% of the next $400 million of such assets; 0.40% of the next $400 million of such assets; 0.35% of the next $700 million of such assets; and 0.30% of all such assets over $2 billion.

The Advisory Contract provides for an expense reimbursement from the Advisor should the Fund's aggregate expenses, exclusive of interest, taxes, brokerage and extraordinary expenses, exceed, on an annual basis, 1% of the Fund's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), a wholly-owned subsidiary of Calvert Group, Ltd., has been retained by the Fund to act as transfer, dividend disbursing and shareholder servicing agent for the Fund. For these services, CSSI receives an annual fee of $22 per shareholder account plus $1.60 per transaction.

Certain officers and trustees of the Fund are "affiliated persons," as defined in the Act, of the Advisor. Each trustee of the Fund who is not affiliated with the Advisor serves on the Board of Trustees of other Funds sponsored by the Advisor, and receives an annual fee of $20,250 and a meeting fee of $1,200 for each Board and Committee meeting attended. Such fees are allocated among the Funds based upon their relative net assets.

Note C-Net Assets

The change in net assets (at $1.00 per share) resulting from capital share transactions for 1995 and 1994 is indicated below:

                                      Six Months
                                         Ended                  Year Ended
                                     June 30, 1995             December 31,
                                      (Unaudited)                  1994

In dollars
   Shares sold                      $  168,867,775           $  563,478,111
   Reinvestment of dividends             6,033,520                8,917,166
   Shares redeemed                   (173,898,901)            (605,707,185)
                                  $      1,002,394         $   (33,311,908)

Financial Highlights


                                        Six Months
                                           Ended      Year Ended    Year Ended
                                       June 30, 1995 December 31,  December 31,
                                        (unaudited)      1994          1993

Net asset value, beginning of period          $1.00         $1.00         $1.00
Income from investment operations
   Net investment income                        .026          .036          .027
Distributions to shareholders
   Dividends from net investment income        (.026)        (.036)      (.027)
Net asset value, end of period                $1.00         $1.00         $1.00

Total return                                   2.65%         3.66%         2.70%

Ratio of expenses to average net assets         .83%<F1>      .81%          .81%

Ratio of net investment income to
   average net assets                          5.27%<F1>     3.56%         2.66%

Net assets, end of period               $231,189,200  $230,183,431  $263,259,696

Number of shares outstanding at end
   of period (in thousands)                  231,620       230,618       263,930

                                                      Year Ended   Year Ended
                                                     December 31, December 31,
                                                         1992         1991
Net asset value, beginning of year                          $1.00      $1.00
Income from investment operations
   Net investment income                                      .033       .055
Distributions to shareholders
   Dividends from net investment income                      (.033)     (.055)
Net asset value, end of year                                $1.00      $1.00

Total return                                                 3.40%      5.65%

Ratio of expenses to average net assets                       .82%       .82%

Ratio of net investment income to
   average net assets                                        3.30%      5.49%

Net assets, end of year                               $314,999,180  $353,339,016

Number of shares outstanding at end
   of year (in thousands)                                  315,667       353,851

[FN]
<F1> Annualized
[/FN]

(Logo)
Investing with Vision (TM)
Calvert Group (R)
A member of The Acacia Group (R)

4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814